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                                                                   Exhibit 10.26

                            Translation from Russian

                                     LICENSE
                     FOR THE RIGHT TO USE MINERAL RESOURCES

         HAB                          00486                         BR
        series                        number                       type

Issued to: Closed Joint Stock Company "Tas-Yurjah" Mining Company -- Leo Tolstoy Street, 8, Khabarovsk

in the person of: General Director V.A. Kravtsov.

Goal and types of operations: geological study and mining of ore gold in the Kurun-Urjah ore district (excluding Tas-Yurjah deposit and Malyutka zone)

The area is located: in the Ayan-Maya Region of the Khabarovsk Territory

Description of the boundaries of the area, coordinates of corner points, copies of topo plans, cross sections, etc. are given in Appendix 1

The right to use the land plot was granted by: _________________________________

________________________________________________________________________________

Copies of documents and description of the boundaries of the land plot are given in Appendix ______________________

The area has the status of a mining allotment (claim)

Expiry date of the license: December 31, 2004.

The following documents form an integral part of this License:

      1.    Agreement on conditions of using mineral resources - 3 pages
      2.    Agreement on furnishing geological information - 2 pages
      3.    Extract from Minutes #17 on results of the auction dated June 7,
            1994
      4. A letter from Roskomnedra on delegating the right to re-execute the license
      5. Minutes of Joint Meeting of the Administration of the Khabarovsk Territory and Dalgeolkom on re-execution of the license

Authorized representative                 Authorized representative
of the Committee on Geology               of the body of state power of the
and Use of Mineral Resources              subject of Federation
of the Russian Federation
                                          /s/ V.M. Tevelevich    V.M. Tevelevich
/s/ V.P. Pan               V.P. Pan       ----------------------
--------------------------                July 10, 1995
July 7, 1995

                             Head of the enterprise
                             securing a license

                             /s/ Valentin A. Kravtsov    Valentin A. Kravtsov
                             ---------------------------
                             July 7, 1995

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THE PIONEER GROUP, INC.

60 State Street
Boston, MA 02109-1820
617-742-7825

[PIONEER LOGO]

      The undersigned hereby certifies that the translation of License No. HAB 00486 BR for the right of Use Mineral Resources dated as of July 7, 1995 issued by the Committee on Geology and Use of Mineral Resources of the Russian Federation to Closed Joint-stock Company "Tas-Yurjah" Mining Company to which this certification is attached is a fair and accurate translation of the original document executed in Russian.

Dated: May 22, 2000

                                     /s/ Catherine Mannick
                                     ---------------------------------------
                                     Name: Catherine Mannick
                                     Title: Vice President and Assistant
                                     General Counsel, The Pioneer Group,
                                     Inc.